Exhibit 10.40

AGREEMENT WITH DISTRIBUTOR

OEM DISTRIBUTOR ADDENDUM

[REDACTED]

Schedule A: Products and Pricing Schedule B: Authorized OEM customers Schedule C: Distributor Qualification Form Schedule D: OEM Support Services

This OEM Distributor Addendum (the “Addendum”) to the Agreement, between Symbol Technologies, Inc. and its subsidiaries (“Symbol”), its principal address at One Symbol Plaza, Holtsville, New York 11742-1300, and ScanSource, Inc. (“OEM Distributor”), having its principal address at 6 Logue Court, Greenville, SC 29615 inclusive of all attached Schedules and supplements, modifies the terms and conditions of the Agreement with Distributor and sets forth the conditions by which OEM Distributor may purchase and remarket OEM Products to OEM Customers within the Territory.

1.0 Definitions All capitalized terms not defined in this Addendum shall have the same meaning given them in the Agreement. The following terms are used in this Addendum and shall mean the following:

1.1 “Addendum” shall mean this OEM Distributor Addendum to the Agreement.

1.2 “Agreement” shall mean the Agreement with Distributor entered into by the Parties dated April 19, 2001.

1.3 “OEM Distributor” A Symbol partner authorized by Symbol to purchase and remarket the OEM Products within the Territory only to OEM Customers.

1.4 “OEM Customer(s)” The purchaser of the OEM Products who integrates the OEM Products into purchaser-branded hardware products and/or system (the “Customer System”) that the OEM Customer delivers (directly or indirectly) to an end user as a complete solution. The Customer System provides functionality beyond that of the OEM Product. A list of OEM Customers as of the date of execution of this Addendum is provided in Schedule B which may be changed by Symbol from time to time.

1.5 “Parties” shall mean both Symbol and OEM Distributor and “Party” shall mean either Symbol or OEM Distributor.

1.6 “Product Price” The prices of the OEM Products as of the date of execution of this Addendum, are listed in Schedule A. Products Price may be changed by Symbol from time to time.

1.7 “OEM Product(s)” The Symbol hardware and software products offered for sale by Symbol under the terms of this Addendum and as of the date of execution of this Addendum are as set forth in Schedule A. OEM Products(s) may be changed by Symbol from time to time.

1.8 “Symbol OEM Distributor Program” [REDACTED]

1.9 “Territory” The territory for this Addendum is as stated in the current Agreement; however, the Distributor may ship OEM Products worldwide as directed on the OEM Customer’s Purchase Order for production/assembly purposes. Purchases for resale outside the Territory requires the prior written approval of Symbol.

2.0 Appointment. Symbol appoints OEM Distributor and OEM Distributor accepts appointment as a reseller of the OEM Products, symbol grants OEM Distributor a non-exclusive right to purchase OEM

Products, at the Product Prices, for resale only to the OEM Customers listed in Schedule B within the Territory. Symbol has the right to appoint other OM Distributors and agents in the Territory and/or to make direct sales in the Territory, without any obligation to OEM Distributor and without OEM Distributor’s prior consent. Symbol reserves the right not to sell OEM Products to OEM Distributor that it determines cannot be adequately supported by OEM Distributor in the Territory.

3.0 Duties of OEM Distributor.

3.1 OEM Distributor is authorized to sell OEM Products only to those OEM Customers listed in Schedule B (as updated by Symbol from time to time) in accordance with the Symbol OEM Distributor Program. Symbol may restrict specified OEM Products at its sole discretion, or may require its prior authorization to sell such specified OEM Products as may be indicated by Symbol in writing, from time to time. OEM Distributor will not sell OEM Products to third parties other than OEM Customers, and will not sell OEM Products outside the Territory except with the specific prior written consent of Symbol.

3.2 OEM Distributor acknowledges that Symbol has issued and pending patents covering the OEM Products and their sale, and that this Addendum has been expressly requested by OEM Distributor from Symbol to enable OEM Distributor to sell the OEM Products only to the OEM Customers listed in Schedule B within the Territory under a limited immunity from suit for infringement of the claims of Symbol’s patents.

3.3 Unless Schedule A includes OEM Products [REDACTED] (in which case additional terms and conditions will apply) OEM Distributor is only authorized to resell OEM Products, and not to incorporate OEM Products into OEM Distributor products or third party products. Additional information is provided in the OEM Distributor Program at the following URL: [REDACTED]

3.4 The track level indicated on the first page of this Addendum indicates the capabilities the OEM Distributor possesses to offer the Services defined in Schedule D to this Addendum.

4.0 Modification of Distributor Agreement

4.1 The following terms of the Distributor Agreement shall be modified and applicable to the purchase and sale of OEM Products under this Addendum.

4.1.1 [REDACTED] Standard Products for the purpose of this Addendum is OEM Products that have not been modified or customized to meet a specific customer requirement. Custom Products are not subject to return. For the purpose of this Addendum Custom Product is defined as Product purchased under this OEM Addendum that is modified to meet a specific customer requirement and is not ordinarily sold by Symbol in the modified form.

4.1.2 The purchase and sale of OEM Products that are Standard Products shall qualify as sales for the calculation of any Co-op Funds or rebate (or their equivalent) per the then-current OEM and/or rebate programs that are communicated by symbol to the Distributor in writing. Custom Products are not eligible for any Co-op funds or rebate calculations.

5.0 The term of this Addendum shall coincide with the Agreement; however, either party may terminate this Addendum without liability to the other party by providing 30 days prior written notice.

6.0 All other terms and conditions of the Agreement shall apply to the purchase and sale of the OEM Products hereunder.

IN WITNESS WHEREOF, the Parties have executed this Addendum on the date set forth opposite their names.

ScanSource, Inc.		Symbol Technologies, Inc.

By:	/s/ Jeffrey E. Yelton	By:	/s/ Thomas Gleason

Name:	Jeffrey E. Yelton	Name:	Thomas Gleason

Title:	President, ScanSource POS & Barcoding, N.A.	Title:	VP Sales

Date:	(REDACTED)	Date:	(REDACTED)

SCHEDULE A OEM PRODUCTS & PRICES

Track 1:         (REDACTED)

Track 1:         (REDACTED)

Track 2:         (REDACTED)

Schedule B OEM Customers

The OEM Supplemental Distribution List is updated and emailed periodically to Distributors. The List identifies OEM Customers authorized to purchase [REDACTED]. Note that the OEM Customer must present their Motorola SAP Number to the Distributor and Distributor must only sell those products to the OEM Customer that the OEM Customer is specifically eligible to buy. The eligibility date is also included on the List.

The appropriate OEM Customer and Products List follows this page.

[REDACTED]

Schedule C OEM Qualification Form

Based on Symbol’s evaluation of the Distributor’s services per the criteria set forth in Schedule D OEM Services and the OEM Distributor program, [REDACTED]

Schedule D OEM Services

[REDACTED]

AGREEMENT WITH DISTRIBUTOR

{ X } VALUE-ADD DISTRIBUTOR

{     } AUTO ID DISTRIBUTOR

{     } NICHE DISTRIBUTOR

ATTACHMENTS:

SCHEDULE A ADDITIONAL TERMS & CONDITIONS OF SALE

SCHEDULE B MUTUAL NON-DISCLOSURE AGREEMENT

SCHEDULE C PRODUCT & DISCOUNT SCHEDULE

THIS DISTRIBUTOR AGREEMENT (THE “AGREEMENT”), BETWEEN SYMBOL TECHNOLOGIES, INC. (“SYMBOL”; “SELLER”), ITS PRINCIPAL ADDRESS AT ONE SYMBOL PLAZA, HOLTSVILLE, NEW YORK, 11742-1300, AND SCANSOURCE, INC. (“DISTRIBUTOR”; BUYER”), ITS PRINCIPAL ADDRESS AT 6 LOGUE CT., GREENVILLE, SC 29615, INCLUSIVE OF ALL ATTACHED SCHEDULES, SETS FORTH THE CONDITIONS BY WHICH DISTRIBUTOR MAY PURCHASE AND REMARKET SYMBOL PRODUCTS TO RESELLERS.

1.0 DEFINITIONS. THE FOLLOWING TERMS ARE USED IN THE AGREEMENT AND SHALL MEAN THE FOLLOWING:

1.1 “AVAR.” AFFILIATE VALUE ADDED RESELLER AS DESCRIBED IN SYMBOL’S DISTRIBUTOR PROGRAM GUIDE.

1.2 “DISTRIBUTOR.” DISTRIBUTOR IS AUTHORIZED BY THIS AGREEMENT TO RESELL SYMBOL PRODUCTS TO RESELLERS. A DISTRIBUTOR IS FURTHER DEFINED AS ONE OF THE FOLLOWING TYPES:

1.2.1 “VALUE-ADD DISTRIBUTOR.” A SYMBOL DISTRIBUTOR THAT QUALIFIES TO PROVIDE COMPLETE VALUE-ADDED SERVICES TO RESELLERS WHICH SERVICES INCLUDE BANKING, LOGISTICS, SALES, MARKETING, CONFIGURATION, TECHNICAL SUPPORT AND PROFESSIONAL SERVICES IN SUPPORT OF SYMBOL PRODUCTS. A VALUE-ADD DISTRIBUTOR MAKES VOLUME PURCHASES FROM SYMBOL’S FULL PRODUCT LINE FOR RESALE TO RESELLERS WITHIN NORTH AMERICA.

1.2.2 “AUTO ID DISTRIBUTOR.” A SYMBOL DISTRIBUTOR THAT PROVIDES AUTOMATIC IDENTIFICATION APPLICATION SERVICES WHICH INCLUDES BANKING, LOGISTICS, SALES, MARKETING AND LIMITED TECHNICAL SUPPORT TO RESELLERS. AN AUTO ID DISTRIBUTOR MAKES VOLUME PURCHASES FROM A SELECT GROUP OR THE FULL LINE OF SYMBOL PRODUCTS FOR RESALE TO RESELLERS WITHIN THE TERRITORY.

1.2.3 “NICHE DISTRIBUTOR.” A TYPE OF AUTOMATIC IDENTIFICATION (AUTO ID) DISTRIBUTOR WHOSE BUSINESS IS FOCUSED IN ONE OR MORE OF THE

FOLLOWING AREAS: GEOGRAPHIC AREA, INDUSTRY, PRODUCT OR TECHNOLOGY.

1.3 “PRODUCT” OR “PRODUCTS.” HARDWARE AND LICENSED SOFTWARE PURCHASED FROM SYMBOL BY DISTRIBUTOR IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREIN FOR RESALE TO RESELLER.

1.4 “RESELLER.” RESELLER IS DISTRIBUTOR’S INDEPENDENT AND AUTHORIZED REMARKETER OF SYMBOL PRODUCTS. RESELLER SHALL PROVIDE PRODUCT, SALES, DELIVERY, INSTALLATION, USE, TRAINING, SERVICE, AND CUSTOMER SUPPORT TO END-USER.

1.5 “TERRITORY.” TERRITORY IS NORTH AND SOUTH AMERICA, INCLUDING THE UNITED STATES, CANADA, AND MEXICO, THE CARIBBEAN AND CENTRAL AMERICA.

2.0 SCOPE SYMBOL GRANTS DISTRIBUTOR A NON-EXCLUSIVE RIGHT TO PURCHASE PRODUCTS AND LICENSED SOFTWARE AT SPECIFIED DISCOUNTS, WHICH PRODUCTS AND DISCOUNTS ARE SET FORTH IN THE ATTACHED SCHEDULE C, FOR RESALE TO RESELLERS LOCATED WITHIN THE TERRITORY. DISTRIBUTOR SHALL NOTIFY SYMBOL OF ITS INTENT TO RESELL PRODUCT TO A CUSTOMER OUTSIDE OF THE TERRITORY BY WAY OF THE SYMBOL MULTINATIONAL PROGRAM. DISTRIBUTOR’S PARTICIPATION IN THE SYMBOL MULTINATIONAL PROGRAM IS SUBJECT TO SYMBOL’S REVIEW AND WRITTEN APPROVAL.

2.1 THE DISTRIBUTOR SHALL NOT RESELL PRODUCT TO AN END-USER. DISTRIBUTOR SHALL NOT RESELL TO OR THROUGH AN INDEPENDENT AGENT OR BROKER. DISTRIBUTOR SHALL NOT RESELL PRODUCT TO OR THROUGH CATALOGUE SALES OUTLETS, MAIL ORDER OUTLETS OR TELEMARKET RESELLERS EXCEPT THOSE PRODUCTS SPECIFIED IN AN APPENDIX TO SCHEDULE C TO THIS AGREEMENT, WHICH PRODUCTS SYMBOL, MAY MODIFY FROM TIME TO TIME, AT ITS SOLE OPTION, IN WRITING TO DISTRIBUTOR.

2.2 THE DISTRIBUTOR SHALL SUBMIT FOR SYMBOL APPROVAL DISTRIBUTOR APPLICATION, CREDIT APPLICATION, TAX EXEMPT CERTIFICATE, EDUCATION PROFILE, PRODUCT MARKETING PLAN, AND OTHER INFORMATION REASONABLY REQUIRED BY SYMBOL TO QUALIFY DISTRIBUTOR.

2.3 SUBSEQUENT TO THE INITIAL SUBMITTAL, AND PRIOR TO A RENEWAL TERM, DISTRIBUTOR SHALL PROVIDE SYMBOL WITH SEMI-ANNUAL UPDATES TO ITS PRODUCT MARKETING PLAN. EACH PRODUCT MARKETING PLAN SHALL INCLUDE INFORMATION IN SUPPORT OF DISTRIBUTOR’S RESPONSIBILITIES SET FORTH IN THIS AGREEMENT.

2.4 THE DISTRIBUTOR SHALL HAVE SUFFICIENT AND APPROPRIATE STAFFING AND CAPABILITIES TO PROMOTE AND SELL PRODUCTS TO ITS RESELLERS THROUGH DISTRIBUTOR’S OWN QUALIFIED SALESFORCE. THE VALUE-ADD DISTRIBUTOR SHALL ALSO MAINTAIN A DEDICATED SYMBOL MARKETING PERSON. DISTRIBUTOR SHALL BE RESPONSIBLE FOR ALL EXPENSES IT INCURS FOR PRODUCT PURCHASE AND RESALE. DISTRIBUTOR HAS FULL RESPONSIBILITY AND LIABILITY FOR ITS RESELLER’S OR AVAR’S ACTIVITIES WITH REGARD TO REMARKETING AND VALUE-ADDED ENHANCEMENT SOLUTIONS THAT THE AVAR HAS REGISTERED IN ITS APPLICATION TO THE DISTRIBUTOR THE DISTRIBUTOR IS RESPONSIBLE TO OBTAIN IN WRITING FROM THE AVAR NOTICE OF ANY SUBSTANTIAL CHANGE OR ANTICIPATED CHANGE TO THE INFORMATION SUPPLIED IN THE APPLICATION UNLESS RELEASE OF SUCH INFORMATION IS PRECLUDED BY LAW OR REGULATION.

2.5 THE DISTRIBUTOR SHALL HAVE SUFFICIENT AND APPROPRIATE STAFFING AND CAPABILITIES TO PROVIDE SALES SUPPORT, CUSTOMER SUPPORT

AND PROFESSIONAL SERVICES SUPPORT (AS APPLICABLE) FOR ITS RESELLERS AS DESCRIBED IN SYMBOL’S DISTRIBUTOR PROGRAM GUIDELINES. CUSTOMER SUPPORT SERVICES SUCH AS HELP DESK, PRODUCT CONFIGURATION, DIAGNOSTICS INSTALLATION SUPPORT AND TECHNICAL SUPPORT ARE REQUIRED AS DEFINED IN SYMBOL’S DISTRIBUTOR PROGRAM GUIDELINES.

2.6 THE DISTRIBUTOR SHALL CONDUCT BUSINESS IN ITS OWN NAME AS AN INDEPENDENT CONTRACTOR, AND SHALL NOT REPRESENT ITSELF AS AN EMPLOYEE OR AGENT OF SYMBOL.

2.7 THE VALUE-ADD DISTRIBUTOR AS WELL AS OTHER TYPES OF DISTRIBUTORS SHALL ATTEND AND SUCCESSFULLY COMPLETE CERTIFICATION TRAINING FOR ALL PRODUCT PLATFORMS TO BE RESOLD. DISTRIBUTOR SHALL BE RESPONSIBLE FOR ALL EXPENSES IT INCURS FOR PRODUCT TRAINING.

2.8 DISTRIBUTOR IS NOT AUTHORIZED TO RESELL USED PRODUCT OR PRODUCT WHICH HAS BEEN PREVIOUSLY SOLD WITHOUT SYMBOL’S PRIOR EXPRESS WRITTEN PERMISSION.

2.9 DISTRIBUTOR SHALL FURNISH SYMBOL WITH A (I) MONTHLY INVENTORY REPORT, AND (II) A MONTHLY SALES-OUT REPORT BY THE 5TH BUSINESS DAY OF EACH MONTH FOR THE PREVIOUS THIRTY-(30) DAY PERIOD. DISTRIBUTOR SHALL ALSO FURNISH THE REQUIRED AVAR INFORMATION AS DEFINED IN SYMBOL’S MOST CURRENT PROGRAM CRITERIA. THE REPORTS SPECIFIED IN THIS SECTION SHALL BE IN A FORMAT PRESCRIBED BY SYMBOL. SYMBOL RESERVES THE RIGHT TO MODIFY DISTRIBUTOR’S REPORT REQUIREMENTS FROM TIME TO TIME WITH PRIOR WRITTEN NOTICE.

2.10 DISTRIBUTOR SHALL NOT RECRUIT A SYMBOL RESELLER WITHOUT SYMBOL’S PRIOR CONSENT.

2.11 DISTRIBUTOR AGREES NOT TO INTENTIONALLY ENGAGE IN ACTIVITIES THAT MAY DIMINISH SYMBOL’S RIGHTS OR INDUSTRY STANDING.

2.12 DISTRIBUTOR SHALL ADVISE SYMBOL IN WRITING WITHIN THIRTY (30) DAYS OF THE EFFECTIVE DATE OF A CHANGE IN MAJORITY OWNERSHIP OR LEGAL ADDRESS.

2.13 DISTRIBUTOR SHALL MAINTAIN AT ALL TIMES A SUFFICIENT INVENTORY OF PRODUCTS AS DEFINED IN SCHEDULE C TO ENSURE DELIVERY TO RESELLERS WITHIN FORTY-EIGHT (48) HOURS OF REQUEST.

2.14 DISTRIBUTOR AGREES TO ORDER AND TAKE DELIVERY OF THE MINIMUM ANNUAL NET SALES VOLUME OF PRODUCTS AS SPECIFIED IN SCHEDULE C OF THIS AGREEMENT.

2.15 DISTRIBUTOR SHALL FURNISH SYMBOL WITH A MONTHLY PURCHASE FORECAST WITH THE FIRST SUCH REPORT DUE WITHIN THIRTY (30) FROM THE DATE THIS AGREEMENT IS SIGNED BY THE PARTIES.

2.16 UPON PRIOR WRITTEN NOTICE, DISTRIBUTOR AGREES TO ALLOW SYMBOL TO CONDUCT A PHYSICAL INVENTORY OF PRODUCTS IN ANY OF DISTRIBUTOR’S STOCKING LOCATIONS. SYMBOL SHALL BE PERMITTED ACCESS TO DISTRIBUTOR’S RECORDS PERTAINING SOLELY TO PURCHASE AND DISTRIBUTION OF PRODUCTS.

2.17 DISTRIBUTOR SHALL PARTICIPATE IN AND ADHERE TO SYMBOL’S AVAR PROGRAM, AND SHALL COMPLY WITH SYMBOL’S THEN-CURRENT AVAR PROGRAM GUIDELINES. DISTRIBUTOR SHALL ENSURE THAT ITS RESELLERS COMPLY WITH SYMBOL’S CURRENT AVAR PROGRAM REGISTRATION GUIDELINES. DISTRIBUTOR IS FULLY RESPONSIBLE FOR PROVIDING ITS RESELLERS, IN A TIMELY MANNER, WITH PRODUCT INFORMATION PROVIDED BY SYMBOL FOR AVARS.

3.0 PURCHASE ORDERS. A PURCHASE ORDER FOR PRODUCT (“ORDER”, “ORDERS”) IS REQUIRED FOR PRODUCT DELIVERY AND SUCH ORDER IS SUBJECT TO SYMBOL ACCEPTANCE. ORDERS ARE BOUND BY AND SUBJECT TO THE PROVISIONS OF THIS AGREEMENT, AND NO TERMS AND CONDITIONS OTHER THAN THOSE SET FORTH HEREIN SHALL APPLY TO AN ORDER. SYMBOL MAY, FROM TIME TO TIME, MODIFY THE SYMBOL BUSINESS PARTNER’S

GUIDE FOR ORDER PLACEMENT AND PRODUCT RETURNS, AND OTHER PROGRAM GUIDELINES ISSUED BY SYMBOL DURING THE TERM OF THIS AGREEMENT, TO REFLECT SYMBOL’S THEN CURRENT POLICIES AND PRACTICES, AND THE DISTRIBUTOR SHALL BE NOTIFIED OF ANY SUCH CHANGE TO THIS AGREEMENT IN WRITING PRIOR TO THE EFFECTIVE DATE OF SUCH CHANGE.

3.1 DISTRIBUTOR SHALL DELIVER TO SYMBOL, UPON EXECUTED AGREEMENT, AN INITIAL NON-CANCELLABLE ORDER FOR PRODUCT, IN THE AMOUNT SET FORTH IN SCHEDULE C, FOR DELIVERY WITHIN 90 DAYS FROM THE DATE OF THE ORDER.

3.2 AN ORDER MUST SPECIFY, AT A MINIMUM, CALENDAR DELIVERY DATE, COMPLETE DELIVERY AND BILLING LOCATION, PRODUCT MODEL NUMBER AND DESCRIPTION, SYMBOL PART NUMBER, QUANTITY, UNIT LIST PRICE, AUTHORIZED DISCOUNT AND RESALE/TAX IDENTIFICATION NUMBER. ORDERS RECEIVED WITHOUT THIS INFORMATION SHALL BE RETURNED TO DISTRIBUTOR FOR COMPLETION OR FULFILLED AT SYMBOL’S REASONABLE DISCRETION.

4.0 PRICE DISCOUNTS. DISTRIBUTOR’S INITIAL PRODUCT DISCOUNT LEVEL SHALL BE DETERMINED BY SYMBOL BASED UPON DISTRIBUTOR’S PRODUCT MARKETING PLAN AND APPLICATION INFORMATION.

4.1 [REDACTED]

4.2 CHANGES TO PRODUCT LIST PRICE MAY OCCUR FROM TIME TO TIME. IN THE EVENT OF A: (1) PRICE DECREASE – [REDACTED]; (2) PRICE INCREASE- [REDACTED]

5.0 STANDARD PRODUCT SUPPORT. SYMBOL SHALL PROVIDE THE DISTRIBUTOR WITH SYMBOL’S STANDARD PRODUCT PROMOTIONAL MATERIALS. CUSTOMER SERVICE PRODUCT SUPPORT IS AVAILABLE TO DISTRIBUTOR BY TELEPHONE DURING SYMBOL STANDARD BUSINESS HOURS.

6.0 USE OF TRADEMARKS/TRADE NAMES. SYMBOL HAS THE EXCLUSIVE WORLDWIDE RIGHTS TO ITS TRADEMARKS AND TRADE NAMES. THIS AGREEMENT DOES NOT AUTHORIZE USE OF DUPLICATION BY DISTRIBUTOR OR ANY THIRD

PARTY OF SYMBOL TRADEMARKS OR TRADE NAME WITHOUT SYMBOL’S PRIOR REVIEW AND WRITTEN APPROVAL. NOTWITHSTANDING THE FOREGOING, THE DISTRIBUTOR MAY USE THE APPROPRIATE SYMBOL PARTNER MARK FOR WHICH DISTRIBUTOR QUALIFIES.

7.0 PRODUCT DISCONTINUANCE. SYMBOL MAY, FROM TIME TO TIME, AND AT ITS SOLE OPTION, DISCONTINUE THE MANUFACTURE AND SALE OF ANY PRODUCT. SYMBOL SHALL PROVIDE NINETY (90) DAYS WRITTEN NOTICE TO DISTRIBUTOR PRIOR TO DISCONTINUANCE OF ANY PRODUCT (“NOTICE OF DISCONTINUANCE”) (REDACTED)

8.0 PROPRIETARY INFORMATION. PROPRIETARY INFORMATION EXCHANGED HEREUNDER SHALL BE GOVERNED BY SCHEDULE B TO THIS AGREEMENT. PROPRIETARY INFORMATION SHALL INCLUDE, BUT IS NOT LIMITED TO, THE PROVISIONS OF THIS AGREEMENT, DEMONSTRATION PRODUCT, TRAINING DATA PRODUCT PRICING AND DISCOUNTS, AND INFORMATION PROVIDED BY THE DISTRIBUTOR IN ACCORDANCE WITH ITS OBLIGATIONS HEREUNDER.

9.0 PRODUCT AND STOCK ROTATION.

9.1 (REDACTED)

9.2 (REDACTED)

9.3 OUT OF BOX FAILURE AN OUT-OF-BOX PRODUCT FAILURE IS ELIGIBLE FOR DUPLICATE PRODUCT EXCHANGE OR CREDIT, AS NOTED ON THE DISTRIBUTOR’S REQUEST FOR RETURN. PRODUCT IS RETURNED TO SYMBOL IN ACCORDANCE WITH THE RETURN AUTHORIZATION PROCEDURE IN SECTION 9.1.

9.4 CUSTOM PRODUCT. CUSTOM PRODUCT IS NOT RETURNABLE. CUSTOM PRODUCT IS A PRODUCT MODIFIED TO MEET A SPECIFIC REQUIREMENT REQUESTED BY DISTRIBUTOR AND NOT ORDINARILY SOLD BY SYMBOL IN THE MODIFIED FORM.

10.0 ASSIGNMENT. THIS AGREEMENT IS PERSONAL BETWEEN SYMBOL AND DISTRIBUTOR. NEITHER PARTY MAY ASSIGN OR TRANSFER THIS AGREEMENT, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY.

11.0 TERM & TERMINATION.

11.1 TERM. THE TERM OF THE AGREEMENT IS TWELVE (12) MONTHS FROM DATE OF EXECUTION FOR THE PURPOSE OF DETERMINING DISTRIBUTOR’S PURCHASE VOLUME APPLICABLE TO SYMBOL’S PROGRAM REQUIREMENTS. RENEWALS SHALL BE FOR TWELVE (12) MONTH TERMS AND SHALL BE AUTOMATIC, EXCEPT THAT SYMBOL MAY REQUEST DISTRIBUTOR UPDATE INFORMATION REQUIRED IN SECTION 2 (“SCOPE”) TO QUALIFY DISTRIBUTOR FOR A RENEWAL TERM.

11.2 TERMINATION.

11.2(A) EITHER PARTY UPON GIVING THE OTHER PARTY AT LEAST THIRTY (30) DAYS PRIOR WRITTEN NOTICE MAY TERMINATE THIS AGREEMENT AT ANY TIME, WITHOUT CAUSE. SUCH TERMINATION SHALL BE EFFECTIVE ON THE DATE STATED IN THE SAID NOTICE.

11.2(B) THIS AGREEMENT SHALL ALSO TERMINATE IN THE EVENT OF ANY OF THE FOLLOWING, EFFECTIVE THIRTY (30) DAYS FROM RECEIPT OF WRITTEN NOTICE: (1) FAILURE TO CURE A MATERIAL BREACH WITHIN TWENTY (20) BUSINESS DAYS FROM RECEIPT OF NOTIFICATION OF SUCH BREACH; (II) THE LIQUIDATION OR INSOLVENCY OF THE OTHER PARTY, (III) FILING OF A MERITORIOUS PETITION IN BANKRUPTCY BY OR AGAINST THE OTHER PARTY UNDER ANY BANKRUPTCY OR DEBTORS’ LAW FOR ITS RELIEF OF REORGANIZATION.

11.3 EFFECT OF TERMINATION.

11.3(A) IN THE EVENT THIS AGREEMENT IS TERMINATED BY SYMBOL FOR ITS CONVENIENCE, OR FOR ANY REASON OTHER THAN THOSE LISTED IN SUBPARAGRAPH 11.2(B), SYMBOL SHALL [REDACTED]

11.3(B) IN THE EVENT THIS AGREEMENT IS TERMINATED BY THE DISTRIBUTOR FOR ANY REASON LISTED IN SUBPARAGRAPH 11.2(B), SYMBOL SHALL [REDACTED]

11.3(C) IN THE EVENT THIS AGREEMENT IS TERMINATED BY SYMBOL FOR ANY REASON LISTED IN SUBPARAGRAPH 11.2(B), [REDACTED].

11.3(D) IN THE EVENT THIS AGREEMENT IS TERMINATED BY THE DISTRIBUTOR FOR ITS CONVENIENCE, OR ANY REASON OTHER THAN THOSE LISTED IN 11.2(B), [REDACTED].

11.4 RIGHTS UPON TERMINATION. DISTRIBUTOR SHALL HAVE THE RIGHT TO RETAIN AS MUCH PRODUCT AS IS NECESSARY TO FULFILL ITS CONTRACTUAL OBLIGATIONS TO SELL SUCH PRODUCTS TO A CUSTOMER PURSUANT TO AN OUTSTANDING TO AN OUTSTANDING PURCHASE ORDER OR OTHER CONTRACT IN PLACE AT THE TIME OR TERMINATION. TERMINATION OF THE AGREEMENT SHALL NOT AFFECT SYMBOL’S RIGHT TO BE PAID FOR UNDISPUTED INVOICES FOR PRODUCTS ALREADY SHIPPED. THE TERMINATION OF THIS AGREEMENT SHALL NOT AFFECT ANY OF SYMBOL’S WARRANTIES, INDEMNIFICATIONS OR OBLIGATONS RELATING TO RETURNS, CREDITS OR AN OTHER MATTERS SET FORTH IN THE AGREEMENT THAT ARE TO SURVIVE TERMINATION. UPON TERMINATION OF THIS AGREEMENT, DISTRIBUTOR SHALL DISCONTINUE REPRESENTING ITSELF AS A DISTRIBUTOR OF SYMBOL’S PRODUCTS. THE TERMINATION OF THIS AGREEMENT SHALL NOT EFFECT THE OBLIGATIONS OF EITHER PARTY TO THE OTHER PARTY PURSUANT TO ANY PURCHASE ORDER FORWARDED TO SYMBOL PRIOR TO THE LAST DATE OF THE AGREEMENT.

IN WITNESS WHEREOF, THE PARTIES HAVE SET THEIR SIGNATURES AS OF THE DATES SET FORTH BELOW. THE EFFECTIVE DATE OF THE AGREEMENT SHALL BE THE DATE THE LAST SIGNATURE IS AFFIXED.

DISTRIBUTOR: SCANSOURCE, INC.		SELLER: SYMBOL TECHNOLOGIES, INC.

By:	/s/ Buck Baker	By:	/s/ Thomas A. Zix

Name:	Buck Baker	Name:	Thomas A. Zix

Title:	V.P. Merchandising ScanSource	Title:	Director, Channels & Alliances Operations

Date:	April 17, 2001	Date:	April 19, 2001

Schedule A to Distributor Agreement

Additional Standard Terms and Conditions of Sales and Service

12. TERMS OF PAYMENT

(REDACTED)

13. TITLE & DELIVERY. (A) AT SELLER’S OPTION, SHIPMENT WILL BE FOB SELLER’S LONG ISLAND, NY PLANT, OR ITS PLANT OF MANUFACTURE. RISK OF LOSS OR DAMAGE SHALL PASS FROM SELLER TO BUYER UPON DELIVERY TO COMMON CARRIER OR BUYER’S REPRESENTATIVE AT THE FOB POINT, SELLER’S LONG ISLAND, NY FACTORY OR ITS PLANT OF MANUFACTURE. BUYER SHALL HAVE THE RESPONSIBILITY TO PAY FOR INSURANCE; ALL CLAIMS FOR DAMAGE MUST BE FILED BY BUYER DIRECTLY WITH CARRIER;(B) ABSENT SPECIFIC INSTRUCTIONS, SELLER WILL SELECT THE CARRIER FOR SHIPMENT, BUT BY DOING SO, WILL NOT THEREBY ASSUME ANY LIABILITY IN CONNECTION WITH SHIPMENT NOR SHALL THE CARRIER IN ANY WAY BE CONSTRUED TO BE THE AGENT OF SELLER; (C) SELLER SHALL NOT BE LIABLE FOR ANY DAMAGES OR PENALTY FOR DELAY CAUSED SOLELY BY TRANSPORTATION OR FAILURE TO GIVE NOTICE OF SUCH DELAY.

14. TAXES PRICES ARE EXCLUSIVE OF ALL FEDERAL, STATE, MUNICIPAL OR OTHER GOVERNMENT EXCISE, CUSTOM DUTIES, SALES, USE, OCCUPATIONAL OR LIKE TAXES IN FORCE AND ANY SUCH TAXES SHALL BE ASSUMED AND PAID FOR BY BUYER. IN ORDER TO EXEMPT A SALE FROM SALES OR USE TAX LIABILITY, BUYER WILL SUPPLY A CERTIFICATE OF EXEMPTION OR SIMILAR DOCUMENT TO SELLER AT THE TIME OF ORDER PLACEMENT.

15. SOFTWARE. ALL SOFTWARE (INCLUDING FIRMWARE) FURNISHED TO BUYER IS ON A LICENSED BASIS. SELLER GRANTS TO BUYER A NON-TRANSFERABLE AND NON-EXCLUSIVE LICENSE TO USE EACH SOFTWARE OR FIRMWARE PROGRAM DELIVERED HEREUNDER (“LICENSED PROGRAM”). EACH SUCH LICENSE GRANTED AUTHORIZES BUYER TO USE THE LICENSED PROGRAM IN MACHINE-READABLE FORM ONLY, AND IN THE CASE OF SOFTWARE SUPPLIED WITH HARDWARE, ONLY ON SYSTEMS SUPPLIED BY SELLER TO BUYER UNDER

THIS AGREEMENT. SUCH LICENSE MAY NOT BE ASSIGNED, SUBLICENSED OR OTHERWISE TRANSFERRED BY BUYER WITHOUT PRIOR WRITTEN CONSENT OF SELLER, EXCEPT THAT, REGARDING ANY LICENSED PROGRAM EMBODIED IN A PRODUCT, THE TRANSFER OF SUCH PRODUCT SHALL CONVEY TO BUYER’S TRANSFEREE A LICENSE TO USE SUCH LICENSED PROGRAM UNDER TERMS COMMENSURATE WITH THE LICENSE SET FORTH IN THIS AGREEMENT. NO RIGHT TO COPY A LICENSED PROGRAM IN WHOLE OR IN PART IS GRANTED EXCEPT AS PERMITTED UNDER THE COPYRIGHT LAW. BUYER SHALL NOT MODIFY, MERGE, OR INCORPORATE ANY FORM OR PORTION OF A LICENSED PROGRAM WITH OTHER PROGRAM MATERIAL, CREATE A DERIVATIVE WORK FROM A LICENSED PROGRAM, OR USE A LICENSED PROGRAM IN A NETWORK, UNLESS THE LICENSED PROGRAM IS SPECIFICALLY DESIGNED FOR USE IN A NETWORK AS SET FORTH IN SYMBOL’S STANDARD PRODUCT DOCUMENTATION. BUYER AGREES TO MAINTAIN SELLER’S COPYRIGHT NOTICE ON THE LICENSED PROGRAMS DELIVERED HEREUNDER, AND TO INCLUDE THE SAME ON ANY AUTHORIZED COPIES IT MAKES, IN WHOLE OR IN PART. BUYER AGREES NOT TO DECOMPILE, DISASSEMBLE, DECODE OR REVERSE ENGINEER ANY LICENSED PROGRAM DELIVERED TO BUYER OR ANY PORTION THEREOF.

16. INFRINGEMENT INDEMNIFICATION. SELLER SHALL DEFEND ANY CLAIM, SUIT OR PROCEEDING BROUGHT AGAINST BUYER INSOFAR AS IT IS BASED ON A CLAIM THAT THE USE OR TRANSFER OF ANY PRODUCT DELIVERED HEREUNDER CONSTITUTES AN INFRINGEMENT OF A UNITED STATES PATENT OR COPYRIGHT IN EXISTENCE AS OF THE DATE OF DELIVERY OF THE PRODUCT TO BUYER (AN “INFRINGEMENT CLAIM”) SO LONG AS SELLER IS NOTIFIED PROMPTLY IN WRITING BY BUYER AS TO ANY SUCH ACTION AND IS GIVEN FULL AUTHORITY, INFORMATION AND ASSISTANCE (AT SELLER’S EXPENSE) FOR THE DEFENSE. IN ADDITION TO SELLER’S OBLIGATION TO DEFEND, SELLER SHALL PAY ALL DAMAGES AND COSTS (EXCEPT CONSEQUENTIAL DAMAGES) AWARDED THEREIN

AGAINST BUYER. THE OBLIGATIONS SET FORTH ABOVE SHALL NOT, HOWEVER, EXTEND TO PRODUCTS DELIVERED HEREUNDER WHICH WOULD GIVE RISE TO A CLAIM, SUIT, PROCEEDING, FINDING OR CONCLUSION SOLELY FOR CONTRIBUTORY INFRINGEMENT OR INDUCEMENT OF INFRINGEMENT. SELLER SHALL NOT BE RESPONSIBLE FOR ANY COMPROMISE MADE BY BUYER WITHOUT ITS CONSENT. NOTWITHSTANDING THE FOREGOING, IN THE EVENT OF AN INFRINGEMENT CLAIM, SELLER’S OBLIGATION UNDER THIS PARAGRAPH SHALL BE FULFILLED, AT SELLER’S SOLE OPTION AND EXPENSE, IF SELLER AT ANY TIME: (A) OBTAINS A LICENSE FOR BUYER TO CONTINUE THE USE OR TO SELL THE INFRINGING PRODUCT PURCHASED FROM SELLER; OR (B) REFUNDS THE PURCHASE PRICE PAID TO SELLER BY BUYER FOR SUCH INFRINGING PRODUCT LESS A REASONABLE AMOUNT FOR USE, DAMAGE, OR OBSOLESCENCE, AND REMOVES SUCH PRODUCT; OR (C) REPLACES OR MODIFIES THE INFRINGING PRODUCT SO AS TO BE SUBSTANTIALLY FUNCTIONALLY EQUIVALENT TO THE INFRINGING PRODUCT BUT NON-INFRINGING. BUYER AGREES THAT THE FOREGOING INDEMNIFICATION SHALL NOT APPLY AND MOREOVER, SHALL BE EXTENDED TO SELLER FOR ANY CLAIM OF U.S. PATENT INFRINGEMENT WHICH MAY BE BROUGHT AGAINST SELLER BECAUSE OF COMPLIANCE WITH BUYER’S PARTICULAR DESIGN REQUIREMENTS, SPECIFICATIONS OR INSTRUCTIONS. BUYER GRANTS TO SELLER THE BENEFIT OF ANY LICENSE TO BUYER UNDER ANY PATENT WHICH MAY BE THE SUBJECT OF AN INFRINGEMENT ALLEGATION HEREUNDER TO THE EXTENT PERMITTED BY SAID LICENSE.

SELLER SHALL HAVE NO LIABILITY TO BUYER UNDER THIS PARAGRAPH IF ANY INFRINGEMENT CLAIM IS BASED UPON THE (I) USE OF PRODUCTS DELIVERED HEREUNDER IN CONNECTION OR IN COMBINATION WITH EQUIPMENT, DEVICES OR SOFTWARE NOT DELIVERED BY SELLER, OR (II) USE OF PRODUCTS DELIVERED HEREUNDER IN A MANNER FOR WHICH THE SAME WERE NOT DESIGNED, OR (III) MODIFICATION BY BUYER OF PRODUCTS DELIVERED HEREUNDER TO THE EXTENT SUCH MODIFICATION IS THE CAUSE OF THE CLAIM OR SUIT. SELLER SHALL FURTHER HAVE NO LIABILITY TO BUYER FOR ANY INFRINGEMENT CLAIM BASED ON BUYER’S USE OR TRANSFER OF THE PRODUCT DELIVERED HEREUNDER AFTER SELLER’S NOTICE THAT BUYER SHALL CEASE USE OR TRANSFER OF SUCH PRODUCT DUE TO SUCH CLAIM. EXCEPT AS STATED ABOVE, SELLER DISCLAIMS ALL WARRANTIES AND INDEMNITIES, EXPRESS, IMPLIED OR STATUTORY, FOR PATENT OR COPYRIGHT INFRINGEMENT.

17. WARRANTY. (A) SELLER’S STANDARD SCANNER AND TERMINAL PRODUCTS ARE WARRANTED AGAINST DEFECTS IN WORKMANSHIP AND MATERIALS FOR A PERIOD OF FIFTEEN (15) MONTHS FROM THE DATE OF SHIPMENT, PROVIDED THE PRODUCT REMAINS UNMODIFIED AND IS OPERATED UNDER NORMAL AND PROPER CONDITIONS. THE SOLE OBLIGATION OF SELLER FOR DEFECTIVE HARDWARE PRODUCTS IS LIMITED TO REPAIR OR REPLACEMENT (AT SELLER’S OPTION) ON A “RETURN TO FACTORY” BASIS WITH PRIOR SELLER AUTHORIZATION. SHIPMENT TO AND FROM SELLER WILL BE AT SELLER’S EXPENSE, UNLESS NO DEFECT IS FOUND. NO CHARGE WILL BE MADE TO BUYER FOR REPAIR OR REPLACEMENT PARTS. (B) THE AFOREMENTIONED PROVISIONS DO NOT EXTEND THE ORIGINAL WARRANTY PERIOD OF ANY PRODUCT THAT HAD EITHER BEEN REPAIRED OR REPLACED BY SELLER. (C) THE ABOVE WARRANTY SHALL NOT APPLY TO ANY PRODUCT (I) WHICH HAS BEEN REPAIRED OR ALTERED, EXCEPT BY SELLER; (II) WHICH HAS NOT BEEN MAINTAINED IN ACCORDANCE WITH ANY OPERATING OR HANDLING INSTRUCTIONS SUPPLIED BY SELLER, OR (III) WHICH HAS BEEN SUBJECTED TO UNUSUAL PHYSICAL OR ELECTRICAL STRESS, MISUE, ABUSE NEGLIGENCE OR ACCIDENT. EXCEPT FOR THE WARRANTY OF TITLE AND THE EXPRESS WARRANTIES STATED ABOVE, SELLER DISCLAIMS ALL WARRANTIES ON PRODUCTS FURNISHED HEREUNDER INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR THE PARTICULAR USE. THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL OBLIGATIONS OR LIABILITIES ON THE PART OF SELLER FOR DAMAGES, INCLUDING BUT NOT LIMITED TO, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE PRODUCT OR SERVICE. SELLER’S LIABILITY FOR DAMAGES TO BUYER OR OTHERS RESULTING FROM THE USE OF ANY PRODUCT OR SERVICE FURNISHED HEREUNDER SHALL IN NO WAY EXCEED THE PURCHASE PRICE OF SAID PRODUCT OR THE FAIR MARKET VALUE OF SAID SERVICE, EXCEPT IN INSTANCES OF INJURY TO PERSONS OR PROPERTY.

18. NOTICES. NOTICES OR OTHER COMMUNICATIONS REQUIRED HEREUNDER SHALL BE IN WRITING, SENT BY COURIER, REGISTERED OR CERTIFIED MAIL, AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN UPON RECEIPT THEREOF, TO SYMBOL TECHNOLOGIES, INC., ONE SYMBOL PLAZA, HOLTSVILLE, NY 11742, AND SCANSOURCE, 6 LOGUE

COURT, GREENVILLE, SC 29615, UNLESS A NOTICE OF CHANGE OF ADDRESS SHALL HAVE BEEN RECEIVED PRIOR TO THE NOTICE THEREOF.

19. SERVICE CHANGES; RENEWALS. (A) SELLER’S PRODUCTS TO BE SERVICES ARE LISTED BY SELLER’S PRODUCT NUMBER AND SERIAL NUMBER. SOFTWARE IS LISTED BY SELLER’S PRODUCT NUMBER AND QUANTITY. (B) BUYER MAY REQUEST TO CHANGE THE LIST OF ITEMS SERVICED BY SELLER UNDER THIS AGREEMENT BY ADDRESSING THOSE CHANGES IN WRITING TO SELLER AT THE ABOVE ADDRESS, ATTN: SERVICE CONTRACT ADMINISTRATION. CHANGES ARE EFFECTIVE UPON BUYER’S REQUEST DATE OR RECEIPT OF SUCH CHANGES SHOULD A REQUEST DATE NOT BE PROVIDED. (C) UPON BUYER’S AUTHORIZATION, SERVICE RENEWAL COVERAGE BEGINS UPON THE EXPIRATION DATE OF THE INITIAL COVERAGE PERIOD. A SERVICE RENEWAL WILL BE ANNUAL UNLESS OTHERWISE AGREED IN WRITING, SERVICE RENEWAL REQUIRES BUYER’S COMPLIANCE WITH SELLER’S PAYMENT TERMS.

20. FORCE MAJEURE. SHIPPING DATES ACKNOWLEDGED BY SELLER ARE APPROXIMATE AND SELLER WILL NOT BE LIABLE FOR ANY LOSS OR DAMAGE DUE TO ITS FAILURE TO MEET SCHEDULED SHIPPING DATES. SELLER SHALL IN NO EVENT BE LIABLE FOR ANY DELAY OR DEFAULT IN ITS PERFORMANCE OF ANY OBLIGATION UNDER THIS AGREEMENT CAUSED DIRECTLY OR INDIRECTLY BY AN ACT OR OMISSION OF BUYER, FIRE, FLOOD, ACT OF GOD, ACTS OF GOVERNMENT, AN ACT OR OMISSION OF CIVIL OR MILITARY AUTHORITY OF A STATE OR NATION, STRIKE, LOCKOUT OR OTHER LABOR PROBLEM, INABILITY TO SECURE, DELAY IN SECURING OR SHORTAGE OF LABOR, MATERIIALS, SUPPLIES, TRANSPORTATION OR ENERGY, FAILURES OF SUBCONTRACTORS OR SUPPLIERS, OR BY WAR, RIIOT, EMBARGO OR CIVIL DISTURBANCE, BREAKDOWN, OR DESTRUCTION OF PLAN OR EQUIPMENT ARISING FROM ANY CAUSE WHATSOEVER, OR ANY CAUSE OR CAUSES BEYOND SELLER’S REASONABLE CONTROL. AT SELLER’S OPTION AND FOLLOWING NOTICE TO BUYER, ANY OF THE FOREGOING CAUSES SHALL BE DEEMED TO SUSPEND SUCH OBLIGATIONS OF SELLER AS LONG AS ANY SUCH CAUSE SHALL PREVENT OR DELAY PERFORMANCE, AND SELLER AGREES TO MAKE AND BUYER AGREES TO ACCEPT PERFORMANCE OF SUCH OBLIGATIONS WHENEVER SUCH CAUSE HAS BEEN REMEDIED.

21. DISPUTES. IF LEGAL PROCEEDINGS ARE COMMENCED TO RESOLVE A DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER ALL OF ITS COST, ATTORNEY FEES, AND EXPERT WITNESS FEES, INCLUDING ANY COSTS OR ATTORNEY FEES IN CONNECTION WITH ANY APPEALS.

22 ENTIRE AGREEMENT; NO WAIVER. THIS AGREEMENT, ALONG WITH ANY SCHEDULES, EXHIBITS OR ATTACHMENTS WHICH ARE EXECUTED BY BUYER AND SELLER, SHALL CONSTITUTE THE ENTIRE AGREEMENT BETWEEN BUYER AND SELLER AND NO ATTEMPTED VARIATION, MODIFICTION OR WAIVER OF ANY PROVISION OF THIS AGREEMENT SHALL HAVE ANY FORCE OR EFFECT UNLESS CONSENTED TO IN WRITING SIGNED BY THE THIRD PARTY AGAINST WHOM ENFORCEMENT THEREOF IS SOUGHT. SUCH VARIATION, MODIFICATION OR WAIVER SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE CONSENTED TO. A FAILURE BY ANY PARTY TO EXERCISE OR DELAY IN EXERCISING ANY RIGHT OR POWER CONFERRED UPON IT IN THIS AGREEMENT SHALL NOT OPERATE AS A WAIVER OF ANY SUCH RIGHT OR POWER.

23. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEROF AND EXCLUDING THE CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, AND TO THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK, AND TO THE RESPECTIVE APPELLATE COURTS THEREOF IN CONNECTION WITH ANY APPEAL THEREFROM.

24. MISCELLANEOUS. (A) THE SECTION HEADINGS USED HEREIN ARE FOR DESCRIPTIVE PURPOSES ONLY AND SHALL NOT BE USED IN CONSTRUING THE PROVISIONS OF THIS AGREEMENT. (B) SERVICE EXCLUSIONS. SERVICE AGREEMENT COVERAGE DOES NOT INCLUDE PHYSICAL DAMAGE, MISUSE,

UNAUTHORIZED ALTERATIONS OR ATTEMPTS TO REPAIR, ABNORMAL OPERATING ENVIRONMENTS, MAN-MADE OR NATURAL DISASTERS, DIRECT LIGHTNING DAMAGE, NOR CONSUMABLE ITEMS SUCH AS TAPES, DISKETTES, RIBBONS, PAPER, CABLES PRINT HEADS, BATTERIES OR CHARGERS, AND ANY ASSOCIATED EQUIPMENT OR SYSTEM EXCEPT AS AFFECTED BY THE PARTICULAR COVERED PRODUCT. UNLESS ALSO SPECIFICALLY COVERED. (C) RIGHT TO INSPECT. SELLER RESERVES THE RIGHT TO INSPECT ANY PRODUCT THAT HAS NOT BEEN COVERED AND IS OUT OF WARRANTY AND MAKE OPERATIONAL AT A FEE, BEFORE PLACING UNDER COVERAGE OF THIS AGREEMENT. IF THE SYSTEM WAS INSTALLED BY OTHER THAN SELLER, SELLER SHALL NOT BE LIABLE FOR PHYSICAL BACKBONE. (D) UNLESS NOTICE OTHERWISE SPECIFIES, SELLER OBSERVES THE FOLLOWING HOLIDAYS: NEW YEARS DAY, PRESIDENTS DAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY, AND CHRISTMAS DAY.

END OF SCHEDULE A

Symbol Technologies, Inc.

Schedule C1

Distributor Product and Discount Schedule

Effective (REDACTED)

(REDACTED)

DISTRIBUTOR AGREEMENT

APPENDIX 1 TO SCHEDULE C: PRODUCT & DISCOUNT SCHEDULE

(REDACTED)

SCHEDULE B TO DISTRIBUTOR AGREEMENT: MUTUAL NON-DISCLOSURE AGREEMENT

1. SYMBOL AND DISTRIBUTOR MAY RECEIVE DATA (“PROPRIETARY INFORMATION”) FROM EACH OTHER DURING THE TERM OF THE OF THE BUSINESS RELATIONSHIP DEFINED BY THE DISTRIBUTOR AGREEMENT. THE PROVISIONS THAT FOLLOW SHALL SUPERSEDE THE PROVISIONS OF ANY LEGEND WHICH MAY BE AFFIXED TO THE PROPRIETARY INFORMATION BY THE DISCLOSING PARTY AND THE PROVISIONS OF SUCH LEGEND SHALL, TO THE EXTENT IT IS INCONSISTENT HEREWITH, BE WITHOUT ANY FORCE OR EFFECT.

2. NOTWITHSTANDING THAT THIS AGREEMENT SHALL HAVE TERMINATED OR EXPIRED, EACH PARTY AGREES TO KEEP IN CONFIDENCE AND PREVENT THE UNAUTHORIZED USE OR DISCLOSURE TO ANY UNAUTHORIZED PERSON OR PERSONS OF ALL PROPRIETARY INFORMATION WHICH IS DESIGNATED IN WRITING, OR BY AN APPROPRIATE STAMP OR LEGEND BY THE DISCLOSING PARTY TO BE OF A PROPRIETARY OR CONFIDENTIAL NATURE RECEIVED AND TO USE SUCH DATA ONLY FOR THE ABOVE STATED PURPOSE. PROPRIETARY INFORMATION SHALL INCLUDE INFORMATION ORALLY ONLY IF IDENTIFIED AS PROPRIETARY INFORMATION AT THE TIME OF THE FIRST ORAL DISCLOSURE AND REDUCED TO WRITING WITHIN THIRTY (30) DAYS THEREOF. NEITHER PARTY SHALL BE LIABLE FOR USE OR DISCLOSURE OF ANY SUCH CONFIDENTIAL INFORMATION IF SAME: (A) IS IN THE PUBLIC DOMAIN AT THE TIME IT IS DISCLOSED; OR (B) IS KNOWN TO THE RECEIVING PARTY AT THE TIME OF DISCLOSURE; OR (C) IS USED OR DISCLOSED WITH THE PRIOR, WRITTEN APPROVAL OF THE OTHER PARTY; OR (D) IS USED OR DISCLOSED AFTER FIVE (5) YEARS FROM THE DATE OF THIS AGREEMENT; OR (E) IS INDEPENDENTLY DEVELOPED BY THE RECEIVING PARTY; OR (F) BECOMES KNOWN TO THE RECEIVING PARTY FROM A SOURCE OTHER THAN THE DISCLOSING PARTY WITHOUT A BREACH OF THIS AGREEMENT BY THE RECEIVING PARTY. EITHER PARTY SHALL BE LIABLE FOR INADVERTENT, ACCIDENTAL OR MISTAKEN USE OR DISCLOSURE OF CONFIDENTIAL INFORMATION OBTAINED UNDER THIS AGREEMENT DESPITE THE EXERCISE OF THE SAME REASONABLE PRECAUTION AS THE RECEIVING PARTY TAKES TO SAFEGUARD ITS OWN PROPRIETARY INFORMATION.

3. THE DISCLOSURE OF CONFIDENTIAL INFORMATION HEREUNDER BY EITHER PARTY HERETO SHALL NOT BE CONSTRUED AS GRANTING TO THE OTHER, EITHER EXPRESSLY OR OTHERWISE,

ANY LICENSE UNDER ANY INVENTION OR PATENT NOW OR HEREAFTER OWNED OR CONTROLLED BY SUCH PARTY , NOR SHALL SUCH AGREEMENT OR DISCLOSURE CONSTITUTE ANY REPRESENTATION, WARRANTY OR ASSURANCE BY THE TRANSMITTING PARTY WITH RESPECT TO ANY INFRINGEMENT OF PATENTS OR OTHER RIGHTS OF THIRD PARTIES.

4. EACH PARTY SHALL PERFORM ITS OBLIGATIONS HEREUNDER WITHOUT CHARGE TO THE OTHER. NOTHING IN THIS AGREEMENT SHALL (A) GRANT EITHER PARTY THE RIGHT TO MAKE ANY COMMITMENT OF ANY KIND FOR OR ON BEHALF OF THE OTHER PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY; OR (B) CREATE OR BE INTERPRETED IN ANY WAY AS A JOINT VENTURE, PARTNERSHIP OR FORMAL BUSINESS ORGANIZATION OF ANY KIND.

5. UPON EXPIRATION OR TERMINATION OF THIS AGREEMENT, OR UPON BREACH OF ANY OBLIGATION OF THIS AGREEMENT BY THE RECEIVING PARTY, OR UPON REQUEST OF THE DISCLOSING PARTY, ALL RECORDED COPIES OF THE CONFIDENTIAL INFORMATION AND PORTIONS THEREOF REMAINING IN THE RECEIVING PARTY’S POSSESSION SHALL BE RETURNED TO THE DISCLOSING PARTY OR DESTROYED, AND SUCH RETURN OR DESTRUCTION CERTIFIED TO THE DISCLOSING PARTY.

6. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREOF, AND SUPERSEDES AND REPLACES ALL PRIOR AND CONTEMPORANEOUS AGREEMENTS, WRITTEN OR ORAL, AS TO SUCH SUBJECT MATTER.

7. THE PARTIES ACKNOWLEDGE THIS AGREEMENT IS PERSONAL IN NATURE AND AGREE THAT IT SHALL NOT BE ASSIGNED, IN WHOLE OR IN PART, BY EITHER PARTY WITHOUT THE WRITTEN CONSENT OF THE OTHER PARTY. ANY PURPORTED ASSIGNMENT OF THIS AGREEMENT OR ANY INTEREST THEREIN WITHOUT THE WRITTEN CONSENT OF BOTH PARTIES SHALL BE VOID.

8. NO SUBSEQUENT AGREEMENT, ARRANGEMENT, RELATIONSHIP OR UNDERSTANDING BETWEEN THE PARTIES SHALL BE VALID, EFFECTIVE OR ENFORCEABLE AND NO OBLIGATION OR LIABILITY SHALL BE CREATED ON BEHALF OF EITHER PARTY HERETO UNLESS AND UNTIL IT IS CONTAINED IN A WRITING, SIGNED BY DULY AUTHORIZED REPRESENTATIVES OF EACH PARTY.

9. IF ANY LEGAL PROCEEDINGS ARE COMMENCED TO RESOLVE ANY DISPUTE OR DIFFERENCE WHICH MAY ARISE BETWEEN THE PARTIES HERETO, OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED, IN ADDITION TO ANY OTHER AWARD THAT MAY BE MADE, TO RECOVER COSTS, ATTORNEYS FEES, AND EXPERT WITNESS FEES, INCLUDING ANY COSTS OR ATTORNEYS FEES INCURRED IN CONNECTION WITH ANY APPEALS.

10. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE COMMERCIAL LAWS BUT NOT THE CONFLICT OF LAW PROVISIONS OF THE STATE OF NEW YORK.

END OF SCHEDULE B

DISTRIBUTOR AGREEMENT

APPENDIX 2 TO SCHEDULE C: PRODUCT & DISCOUNT SCHEDULE

Only the following product may be sold by the Distributor to or through catalogue sales outlets, mail order outlets or telemarket resellers; as defined in Section 2.1 (referenced below) of this Agreement:

1.)	LS 100X Series

2.)	LS 21XX Series

3.)	LT 18XX Series

4.)	LL 500 Interface Controller

5.)	LP 1500X Series

6.)	LS 400X Series

7.)	LS 9100 Series

8.)	LS 3XXX Series

9.)	Cyberpen ™

2.1 Criteria Distributor shall not resell Product to or through catalogue sales outlets, mail order outlets or telemarket resellers except those Products specified in an Appendix to Schedule C to this Agreement.